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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 25, 1996 included in Benthos, Inc.'s Form 10-KSB for the year ended September 30, 1996 and to all references to our Firm included in this registration statement.

                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
January 8, 1997